SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       MArch 25, 2002 (February 26, 2002)

                                 PARTNERRE LTD.
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             (Exact name of registrant as specified in its charter)



     Bermuda                       0-2253                      Not Applicable
   -----------                   ----------                  ----------------
 (State or other              (Commission File                  (IRS Employer
 jurisdiction of                  Number)                    Identification No.)
 incorporation)


      Chesney House, 96 Pitts Bay Road, Pembroke, Bermuda         HM 08
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           (Address of principal executive offices)             (Zip Code)

                                 (441) 292-0888
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              (Registrant's telephone number, including area code)



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Item 5.  Other Events.
         ------------

     PartnerRe Ltd. (the "Company") has amended the employment agreement with Patrick Thiele, President and Chief Executive Officer, with effect from February 26, 2002. A copy of the amendment is included as exhibit 99.1 to this filing and is incorporated herein by reference.

     The Company is a leading global reinsurer, providing multi-line reinsurance to insurance companies through its wholly owned subsidiaries, Partner Reinsurance Company, Partner Re U.S. and PartnerRe S.A. Risks reinsured include property, catastrophe, agriculture, automobile, casualty, marine, aviation/space, credit/surety, technical and miscellaneous lines, life/annuity and health.




Item 7.  Financial Statements and Exhibits.
         ---------------------------------

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits:

               99.1 Second Amendment to Patrick Thiele's Employment Agreement.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2002                  PARTNERRE LTD.
                                      (Registrant)


                                      By: /s/ Albert Benchimol
                                          -----------------------------------
                                          Name:  Albert Benchimol
                                          Title: Executive Vice President
                                                 and Chief Financial Officer

                                  EXHIBIT INDEX


       Exhibit                  Description
       -------                  -----------

        99.1        Second Amendment to Patrick Thiele's Employment Agreement.